EXHIBIT 10.2

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                     EMPLOYMENT AGREEMENT OF JAMES A. STROUD

         This first amendment (the "First Amendment") to the Amended and Restated Employment Agreement of James A. Stroud (the "Employment Agreement") is entered into effective as of March 22, 1999, by and between Capital Senior Living Corporation (the "Company") and James A. Stroud ("Stroud").

         WHEREAS, the Company and Stroud entered into the Employment Agreement dated October 8, 1997, whereby the Company employed Stroud in the capacity of Chief Operating Officer, Co-Chairman of the Board and a member of the Executive Committee of the Board, and

         WHEREAS, the Board of Directors of the Company on March 22, 1999, amended the By-Laws and added the new office of Chairman of the Company and elected Stroud to that office, and

         WHEREAS, the Company and Stroud desire to amend the Employment Agreement to reflect Stroud's election to the office of Chairman of the Company,

         NOW, THEREFORE, in consideration of the foregoing, the mutual promises of the parties hereto and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Employment Agreement shall be amended so that the phrase or any portion of the phrase "Chief Operating Officer, Co-Chairman of the Board and a member of the Executive Committee of the Board" shall be deleted and shall be replaced with the phrase "Co- Chairman and a member of the Executive Committee of the Board, Chairman of the Company, Chief Operating Officer and Secretary."

         2. Except as expressly provided herein, all of the terms and provisions of the Employment Agreement shall remain in full force and effect and unchanged. All capitalized terms used herein which are not otherwise defined herein shall have the meaning ascribed to such terms in the Employment Agreement.

         IN WITNESS WHEREOF, this First Amendment has been duly executed on the 6th day of April, 1999.
                                     COMPANY:
                                     CAPITAL SENIOR LIVING CORPORATION
                                     By:      /s/ David R. Brickman
                                              ----------------------------------
                                              David R. Brickman,
                                              Vice President and General Counsel

                                     STROUD:
                                     By:      /s/ James A. Stroud
                                              ----------------------------------
                                              James A. Stroud